     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 29, 2003

                                                    REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                             ---------------------
                               AEROPOSTALE, INC.
             (Exact Name of Registrant as Specified in its Charter)

              DELAWARE                               5600                              31-1443880
  (State or other jurisdiction of        (Primary Standard Industrial               (I.R.S. Employer
   incorporation or organization)        Classification Code Number)             Identification Number)

                            1372 BROADWAY, 8TH FLOOR
                            NEW YORK, NEW YORK 10018
                                 (646) 485-5398
  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)

                                JULIAN R. GEIGER
                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                               AEROPOSTALE, INC.
                            1372 BROADWAY, 8TH FLOOR
                            NEW YORK, NEW YORK 10018
                                 (646) 485-5398
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                             ---------------------

                                   COPIES TO:

                JOSHUA N. KORFF, ESQ.                                WILLIAM F. SCHWITTER, ESQ.
                 KIRKLAND & ELLIS LLP                          PAUL, HASTINGS, JANOFSKY & WALKER LLP
                   CITIGROUP CENTER                                     75 EAST 55TH STREET
                 153 EAST 53RD STREET                                 NEW YORK, NEW YORK 10022
               NEW YORK, NEW YORK 10022                                    (212) 318-6000
                    (212) 446-4800

                             ---------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.
                             ---------------------

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

    If this Form is filed to registered additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-106597

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                             ---------------------

                        CALCULATION OF REGISTRATION FEE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                PROPOSED
                                           AMOUNT               MAXIMUM           PROPOSED MAXIMUM
TITLE OF EACH CLASS OF SECURITIES          TO BE             OFFERING PRICE          AGGREGATE             AMOUNT OF
         TO BE REGISTERED              REGISTERED(1)            PER UNIT        OFFERING PRICE(1)(2)    REGISTRATION FEE
--------------------------------------------------------------------------------------------------------------------------
Common Stock, $0.01 par value.....       1,224,750               $25.00             $30,618,750              $2,480
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

(1) Includes common stock that the Underwriters have the option to purchase to cover over-allotments, if any.
(2) Calculated pursuant to Rule 457.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              INCORPORATION BY REFERENCE OF REGISTRATION STATEMENT
                        ON FORM S-3, FILE NO. 333-106597

     Aeropostale, Inc. hereby incorporates by reference into this Registration Statement on Form S-3 in its entirety the Registration Statement on Form S-3 (File No. 333-106597) and the amendments thereto, declared effective on July 28, 2003 by the Securities and Exchange Commission, including each of the documents filed by Aeropostale with the commission and incorporated or deemed to be incorporated by reference therein.

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

     (a) Exhibits

 5.1    Opinion of Kirkland & Ellis LLP.
23.1    Consent of Kirkland & Ellis LLP (included in Exhibit 5.1).
23.2    Consent of Deloitte & Touche LLP.
24.1    Power of Attorney+

---------------

 + Incorporated by reference to the Registration Statement on Form S-3, originally filed by Aeropostale, Inc. on June 27, 2003 (Registration No. 333-106597).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 29th day of July, 2003.

                                         AEROPOSTALE, INC.

                                         By:     /s/ JULIAN R. GEIGER
                                          --------------------------------------
                                                     Julian R. Geiger
                                           Chairman and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

                    SIGNATURE                                             TITLE                            DATE
                    ---------                                             -----                            ----

               /s/ JULIAN R. GEIGER                  Chairman, Chief Executive Officer, and Director   July 29, 2003
 ------------------------------------------------             (Principal Executive Officer)
                 Julian R. Geiger

                        *                                President, Chief Operating Officer, and       July 29, 2003
 ------------------------------------------------                       Director
                  John S. Mills

                        *                               Senior Vice President and Chief Financial      July 29, 2003
 ------------------------------------------------                        Officer
              Michael J. Cunningham

                        *                                Vice President -- Controller (Principal       July 29, 2003
 ------------------------------------------------                  Accounting Officer)
                 Alan C. Siebels

                        *                                               Director                       July 29, 2003
 ------------------------------------------------
                  Bodil Arlander

                        *                                               Director                       July 29, 2003
 ------------------------------------------------
              Mary Elizabeth Burton

                        *                                               Director                       July 29, 2003
 ------------------------------------------------
                   David Edwab

                        *                                               Director                       July 29, 2003
 ------------------------------------------------
                  John D. Howard

                        *                                               Director                       July 29, 2003
 ------------------------------------------------
                 Richard Metrick

                        *                                               Director                       July 29, 2003
 ------------------------------------------------
                   David Glaser

                        *                                               Director                       July 29, 2003
 ------------------------------------------------
                   Douglas Korn

                        *                                               Director                       July 29, 2003
 ------------------------------------------------
                  Richard Perkal

                        *                                               Director                       July 29, 2003
 ------------------------------------------------
                David B. Vermylen

* by Julian R. Geiger, attorney-in-fact.

                                 EXHIBIT INDEX

EXHIBIT
  NO.                             DESCRIPTION
-------                           -----------
  5.1     Opinion of Kirkland & Ellis LLP.
 23.1     Consent of Kirkland & Ellis LLP (included in Exhibit 5.1).
 23.2     Consent of Deloitte & Touche LLP.
 24.1     Power of Attorney+

---------------

 + Incorporated by reference to the Registration Statement on Form S-3, originally filed by Aeropostale, Inc. on June 27, 2003 (Registration No. 333-106597).